Exhibit 23.03


            CONSENT OF KPMG PEAT MARWICK LLP, INDEPENDENT AUDITORS

      We consent to the incorporation by reference into this Registration Statement on Form S-8 of our report dated January 25, 1996, which was previously included in the Form S-1 of Federated Investors, Inc. (Registration Number 333-48405) with respect to the consolidated financial statements of Federated Investors for the year ended December 31, 1995.


                                          /s/ KPMG Peat Marwick LLP


Pittsburgh, Pennsylvania
August 28, 1998